UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22500

O’Connor Fund of Funds: Multi-Strategy

(Exact name of registrant as specified in charter)

677 Washington Boulevard

            Stamford, CT 06901

(Address of principal executive offices) (Zip code)

James M. Hnilo, Esq.

UBS Alternative and Quantitative Investments LLC

One North Wacker Drive, 32nd Floor

            Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-793-8637

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

O’CONNOR FUND OF FUNDS: MULTI-STRATEGY

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2012

O’CONNOR FUND OF FUNDS: MULTI-STRATEGY

Financial Statements

with Report of Independent Registered Public Accounting Firm

Year Ended

March 31, 2012

Ernst & Young LLP 5 Times Square New York, New York 10036-6530 Tel: (212) 773-3000

Report of Independent Registered Public Accounting Firm

To the Members and Board of Directors of

O’Connor Fund of Funds: Multi Strategy

We have audited the accompanying statement of assets and liabilities of O’Connor Fund of Funds: Multi Strategy (the “Fund”), including the schedule of portfolio investments, as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2012 and for the period from March 29, 2011 (Commencement of Operations) to March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments in investment funds as of March 31, 2012, by correspondence with management of the underlying investment funds. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of O’Connor Fund of Funds: Multi Strategy at March 31, 2012, the results of its operations and its cash flows for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended March 31, 2012 and the period from March 29, 2011 (Commencement of Operations) to March 31, 2011, in conformity with U.S. generally accepted accounting principles.

May 23, 2012

A member firm of Ernst & Young Global Limited

O’Connor Fund of Funds: Multi-Strategy

Statement of Assets and Liabilities

March 31, 2012

ASSETS
Investments in Investment Funds, at fair value (cost $182,927,863)	$184,518,580
Cash	41,708,649
Advanced subscriptions in Investment Funds	25,400,000
Receivable from Investment Funds	11,222,303
Other assets	101,525

Total Assets	262,951,057

LIABILITIES

Redemptions payable	25,174,542
Subscriptions received in advance	15,444,222
Management Fee payable	589,558
Professional fees payable	138,571
Tax compliance fees payable	75,000
Administration fee payable	38,973
Directors’ fees payable	12,068
Custody fee payable	10,258
Offering costs payable	2,725
Other liabilities	33,775

Total Liabilities	41,519,692
Net Assets	$221,431,365

NET ASSETS

Represented by:
Paid in capital	$223,931,573
Accumulated net realized gain/(loss) from investments in Investment Funds	(1,384,112)
Accumulated net investment loss	(2,706,813)
Accumulated net unrealized appreciation/(depreciation) on investments in Investment Funds	1,590,717

Net Assets	$221,431,365

Net asset value per share (based on 231,785.692 shares outstanding)	$955.33

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Statement of Operations

Year Ended March 31, 2012

EXPENSES

Management Fee	$2,341,293
Offering costs	392,291
Professional fees	334,041
Tax compliance fees	300,000
Administration fee	156,453
Directors’ fees	77,629
Loan commitment fees	54,639
Custody fee	10,428
Printing, insurance and other expenses	247,135

Total Expenses	3,913,909

Expense reimbursement repaid to Adviser (Note 4)	31,619

Net Expenses	3,945,528

Net Investment Loss	(3,945,528)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS

Net realized gain/(loss) from investments in Investment Funds	(1,384,112)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,590,717

Net Realized and Unrealized Gain/(Loss) from Investments	206,605

Net Decrease in Net Assets Derived from Operations	$(3,738,923)

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Statements of Changes in Net Assets

Period from March 29, 2011 (Commencement of Operations) to March 31, 2011 and the Year Ended

March 31, 2012

Net Assets at March 29, 2011	$100,000

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment income/(loss)	(6,774)
Net Increase (Decrease) in Net Assets Derived from Operations	(6,774)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 54,996.595 shares	54,996,595
Net Increase (Decrease) in Net Assets Derived from Capital Transactions	54,996,595

Net Assets at March 31, 2011	$55,089,821

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM OPERATIONS
Net investment income/(loss)	(3,945,528)
Net realized gain/(loss) from investments in Investment Funds	(1,384,112)
Net change in unrealized appreciation/depreciation on investments in Investment Funds	1,590,717
Net Increase (Decrease) in Net Assets Derived from Operations	(3,738,923)

DISTRIBUTIONS TO SHAREHOLDERS	(2,477,856)
Net Decrease in Net Assets Derived from Distributions to Shareholders	(2,477,856)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS
Shareholders’ subscriptions of 228,173.387 shares	221,434,737
Reinvestment of distributions of 2,065.869 shares	1,939,147
Shareholders’ redemptions of 53,550.159 shares	(50,815,561)
Net Increase (Decrease) in Net Assets Derived from Capital Transactions	172,558,323

Net Assets at March 31, 2012	$221,431,365

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Statement of Cash Flows

Year Ended March 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets derived from operations	$(3,738,923)
Adjustments to reconcile net decrease in net assets derived from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(201,332,738)
Proceeds from disposition of investments in Investment Funds	17,020,763
Net realized (gain)/loss from investments in Investment Funds	1,384,112
Net change in unrealized appreciation/depreciation on investments in Investment Funds	(1,590,717)
Changes in assets and liabilities:
(Increase) decrease in assets:
Advanced subscriptions in Investment Funds	15,500,000
Deferred offering costs	392,424
Expense reimbursement receivable from Adviser	31,619
Receivable from Investment Funds	(11,222,303)
Other assets	(101,525)
Increase (decrease) in liabilities:
Administration fee payable	38,973
Custody fee payable	10,258
Directors’ fees payable	12,068
Management Fee payable	589,558
Offering costs payable	(392,942)
Professional fees payable	103,571
Tax compliance fees payable	75,000
Other liabilities	33,775
Net cash used in operating activities	(183,187,027)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from shareholders’ subscriptions, including change in subscriptions received in advance	236,878,959
Distributions paid	(538,709)
Payments on shareholders’ redemptions, including change in redemptions payable	(25,641,019)
Net cash provided by financing activities	210,699,231

Net increase in cash	27,512,204
Cash-beginning of year	14,196,445
Cash-end of year	$41,708,649

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Financial Highlights

The following represents the ratios to average net assets and other supplemental information for the year indicated.

An individual shareholder’s ratios and returns may vary from the below based on the timing of capital transactions.

	Year Ended March 31, 2012	Period from March 29, 2011 (Commencement of Operations) to March 31, 2011
Per share operating performance:
Net asset value per share, beginning	$999.88	$1,000.00
Loss from investment operations:
Net investment loss [a]	(25.92)	(0.12)
Net realized and unrealized gain (loss) from investments	(6.85)[b]	0.00

Total loss from investment operations	(32.77)	(0.12)

Distributions to shareholders:	(11.78)	0.00

Net asset value per share, ending	$955.33	$999.88

Ratio/Supplemental Data:
Ratio of net investment loss to average net assets [c]	(2.69%)	(1.50%)[d]
Ratio of total expenses to average net assets before expense reimbursement repaid to Adviser [c]	2.67%	8.50%[d]
Ratio of total expenses to average net assets after expense reimbursement repaid to Adviser [c]	2.69%	1.50%[d]
Portfolio turnover rate	13.73%	0.00%
Total return [e]	(3.26%)	(0.01%)

a	Calculated based on the average shares outstanding during the period.
b	In addition to net realized and unrealized gains on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
c	Ratios to average net assets are calculated based on the average net asset value per share for the period.
d	Annualized.
e	Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. Total return has not been annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements

March 31, 2012

1.	Organization

O’Connor Fund of Funds: Multi-Strategy (the “Fund”) was formed on February 7, 2011 as a statutory trust registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company and commenced operations on March 29, 2011. The Fund’s investment objective is to seek to consistently realize risk-adjusted appreciation. The Fund is a multi-manager fund that seeks to achieve its objective by deploying its assets among a select group of alternative asset managers (the “Investment Managers”) and the funds they operate. The Investment Managers with whom the Fund expects to invest generally conduct their investment programs through unregistered investment vehicles (collectively, the “Investment Funds”), in which the Fund invests as a limited partner, member or shareholder along with other investors.

The Fund’s Board of Trustees (the “Board”) have overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business.

The Board has engaged UBS Alternative and Quantitative Investments LLC (“UBS A&Q” or the “Adviser”), a Delaware limited liability company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is a wholly owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The Fund is offering up to $500,000,000 of shares of beneficial interest (the “Shares”) at an initial price of $1,000 per Share, for an authorized total of up to 500,000 shares. The Shares are being distributed by UBS Financial Services Inc. (“UBS Financial”), the Fund’s principal underwriter, and other brokers or dealers. UBS Financial or its affiliates may pay from their own resources compensation to their financial advisers and brokers or dealers in connection with the sale and distribution of the Shares or servicing of shareholders. Generally, the stated minimum investment is Shares with a value of at least $50,000, which minimum may be reduced in the Adviser’s sole discretion, but not below $25,000.

The Fund from time to time may offer to repurchase Shares pursuant to written tenders by shareholders. These repurchases will be made at such times and on such terms as may be determined by the Board in its complete and exclusive discretion. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Shares from shareholders as of the end of each calendar quarter, starting with the quarter ended September 30, 2011. The Adviser recommended to the Board that the Fund offer to repurchase Shares from shareholders as of September 30, 2011, December 31, 2011 and March 31, 2012.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

2.	New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Codification Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. In addition, ASU 2011-04 expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. ASU 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. The adoption of ASU 2011-04 is currently being assessed but is not expected to have a material impact on the Fund’s financial statements.

3.	Significant Accounting Policies

a.	Portfolio Valuation

The Fund values its investments at fair value, in accordance with U.S. generally accepted accounting principles (“GAAP”), which is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various inputs are used in determining the fair value of the Fund’s investments which are summarized in the three broad levels listed below.

Level 1— quoted prices in active markets for identical securities

Level 2— fair value of investments in Investment Funds with the ability to redeem at net asset value as of the measurement date, or within one year of the measurement date

Level 3— fair value of investments in Investment Funds that do not have the ability to redeem at net asset value within one year of the measurement date

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. All transfers into and out of Level 3 can be found in the Level 3 reconciliation table within the Schedule of Portfolio Investments.

GAAP provides guidance in determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared with normal market activity for such asset or liability (or similar assets or liabilities). GAAP also provides guidance on identifying circumstances that indicate a transaction with regards to such an asset or liability is not orderly. In

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

its consideration, the Fund must consider inputs and valuation techniques used for each class of assets and liabilities. Judgment is used to determine the appropriate classes of assets and liabilities for which disclosures about fair value measurements are provided. Fair value measurement disclosures for each class of assets and liabilities requires greater disaggregation than the Fund’s line items in the Statement of Assets and Liabilities. The Fund determines the appropriate classes for those disclosures on the basis of the nature and risks of the assets and liabilities and their classification in the fair value hierarchy (i.e., Levels 1, 2, and 3).

For assets and liabilities measured at fair value on a recurring basis during the year, the Fund provides quantitative disclosures about the fair value measurements separately for each class of assets and liabilities, as well as a reconciliation of beginning and ending balances of Level 3 assets and liabilities broken down by class.

The following is a summary of the investment strategies and any restrictions on the liquidity provisions of the investments in Investment Funds held in the Fund as of March 31, 2012. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents. The Fund had unfunded capital commitments of $1.4 million as of March 31, 2012.

The Investment Funds in the credit strategy utilize credit analysis to evaluate potential investments and use debt or debt-linked instruments to execute their investment theses. Their approach can be either fundamental, quantitative, or a combination of both. Investment Funds within this strategy are generally subject to a 45 - 90 day redemption notice period and can be redeemed with no restrictions, subject to the Investment Funds’ liquidity terms, as of the measurement date.

The Investment Funds in the equity hedged strategy generally utilize fundamental analysis to invest in publicly traded equities investing in both long and short positions seeking to capture perceived security mispricing. Portfolio construction is driven primarily by bottom-up fundamental research; top-down analysis may also be applied. Investment Funds within this strategy are generally subject to a 45 - 90 day redemption notice period and can be redeemed with no restrictions, subject to the Investment Funds’ liquidity terms, as of the measurement date.

The Investment Funds in the multi-strategy strategy invest in both long and short, equity and debt strategies that are primarily in US based securities. The management of these Investment Funds seek arbitrage opportunities, distressed securities, corporate restructures and hedges established in equities, convertible securities, options, warrants, rights, forward contracts, futures, trade claims, credit default swaps and other derivatives, real estate and other financial instruments. Investment

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

Funds within this strategy are generally subject to a 60 - 90 day redemption notice period and can be redeemed with no restrictions, subject to the Investment Funds’ liquidity terms, as of the measurement date.

The Investment Funds in the relative value strategy generally encompass strategies that are non-fundamental and non-directional, and are often quantitatively driven. Managers in this strategy typically use arbitrage to exploit mispricing and other opportunities in various asset classes, geographies, and time horizons. Managers frequently focus on capturing the spread between two assets, while maintaining neutrality to other factors, for example to geography, changes in interest rates, equity market movement, and currencies, to name a few examples. Investment Funds within this strategy are generally subject to a 30 - 120 day redemption notice period and can be redeemed with no restrictions, subject to the Investment Funds’ liquidity terms, as of the measurement date.

The Investment Funds in the trading strategy are generally top-down in nature and often driven by econometric and macroeconomic research. These Investment Funds may utilize financial instruments, such as foreign exchange, equities, rates, sovereign debt, currencies, and commodities to express a manager’s view. In executing different approaches, managers may use either fundamental or quantitative models or a combination of both. Investment Funds within this strategy are generally subject to a 30 - 75 day redemption notice period and can be redeemed with no restrictions, subject to the Investment Funds’ liquidity terms, as of the measurement date.

The other category contains investment approaches that are outside of the mainstream hedge fund strategies (credit, equity hedged, relative value, and trading). The category includes borderline strategies, such as certain private equity and real estate dealings, as well as niche investments approaches including asset-backed lending, insurance-linked securities, direct private lending, factoring, infrastructure investing, viatical/structured settlements, natural resources and weather derivatives. The Investment Fund within this strategy has an initial redemption date commencing in 2013.

A detailed depiction of each investment in the portfolio by investment strategy, including any additional liquidity terms and other restrictions, as well as a breakdown of the portfolio into the fair value measurement levels, can be found in the tables within the Schedule of Portfolio Investments.

Net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

3.	Significant Accounting Policies (continued)

a.	Portfolio Valuation (continued)

agreements and offering memorandums, as appropriate. The Fund’s investments in Investment Funds are carried at fair value. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Board will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at March 31, 2012.

The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

b.	Investment Transactions and Income Recognition

The Fund accounts for realized gains and losses from Investment Fund transactions based on the pro-rata ratio of the fair value and cost of the underlying investment at the date of redemption. Interest income and expenses are recorded on the accrual basis.

c.	Fund Expenses

The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund’s net asset value; costs of

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

3.	Significant Accounting Policies (continued)

c.	Fund Expenses (continued)

insurance; registration expenses; expenses of meetings of the Board; all costs with respect to communications to shareholders; and other types of expenses approved by the Board. Expenses are recorded on the accrual basis.

Costs incurred in connection with the Fund’s organization totaling $154,482 were paid by the Adviser and are not subject to reimbursement by the Fund. Offering costs aggregated approximately $395,534 and were recorded as a deferred charge until operations began and thereafter were amortized to expense over twelve months on a straight line basis as the Fund intends to have a continuous offering. As such, for the year ended March 31, 2012, $392,291 was expensed and included as offering costs in the Statement of Operations.

d.	Cash

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

e.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Because of the uncertainty of valuation, such estimates may differ significantly from values that would have been used had a ready market existed, and the differences could be material.

4.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement. The Adviser also provides certain administrative services to the Fund, including: providing office space, handling of shareholder inquiries regarding the Fund, providing shareholders with information concerning their investment in the Fund, coordinating and organizing meetings of the Fund’s Board and providing other support services. In consideration for all such services, the Fund will pay the Adviser a fee (the “Management Fee”), computed and payable monthly, at an annual rate of 1.50% of the Fund’s adjusted net assets determined as of the last day of each month. Adjusted net assets as of any month-end date means the total value of all assets of the Fund, less an

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

4.	Related Party Transactions (continued)

amount equal to all accrued debts, liabilities and obligations of the Fund other than Incentive Fee accruals (as described below), if any, as of such date, and calculated before giving effect to any repurchase of Shares on such date.

The Management Fee is computed as of the start of business on the last business day of the period to which each Management Fee relates, after adjustment for any Share purchases effective on such date, and will be payable in arrears.

In addition to the Management Fee paid to the Adviser, the Adviser is paid an incentive fee (the “Incentive Fee”) on a quarterly basis in an amount equal to 5% of the Fund’s net profits. For the purposes of calculating the Incentive Fee for any fiscal quarter, net profits will be determined by taking into account net realized gain or loss (including any realized gain that has been distributed to shareholders during a fiscal quarter and net of Fund expenses, including Management Fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No Incentive Fee will be payable for any period unless losses and depreciation from prior periods have been recovered by the Fund, known as a “high water mark” calculation. The Adviser is under no obligation to repay any Incentive Fees previously paid by the Fund. Thus, the payment of the Incentive Fee for a period will not be reversed by the subsequent decline of the Fund’s assets in any subsequent fiscal period. There was no Incentive Fee accrued for the year ended March 31, 2012 and the period from March 29, 2011 (commencement of operations) through March 31, 2011.

The Incentive Fee is in addition to the incentive fees payable in respect of the Investment Funds (generally approximating 20% of net profits) charged by the Investment Managers.

The Adviser has voluntarily entered into an expense limitation agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund for a three-year term beginning on March 1, 2011 and ending on February 28, 2014 (the “Limitation Period”) to limit the amount of Specified Expenses (as described below) to be borne by the Fund during the Limitation Period to an amount not to exceed 1.5% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management Fee, (ii) the Incentive Fee, (iii) fees of the Investment Funds in which the Fund invests, (iv) interest payments and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after the first twelve months of the Limitation Period upon appropriate notice to the Fund. To the extent that the Adviser bears

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

4.	Related Party Transactions (continued)

Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

For the year ended March 31, 2012, the Fund has recorded an expense reimbursement repaid to the Adviser in the amount of $31,619. This amount had previously been paid by the Adviser to the Fund in March 2011. It was repaid to the Adviser in the current period as the Specified Expenses were below the Expense Cap. At year end, the Specified Expenses remained below the Expense Cap and no other expense reimbursements were owed by the Fund to the Adviser. Further, the Adviser did not have any other expense amounts that needed to be absorbed that may be charged to the Fund in subsequent periods.

5.	Administration and Custody Fees

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the accounting and investor servicing agent to the Fund and in that capacity provides certain administrative, accounting, record keeping, tax and shareholder related services. BNY Mellon receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS AG, UBS Americas, Inc. or their affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by BNY Mellon.

The Custodian provides custodial services for the Fund and has entered into a service agreement whereby it provides securities clearance functions, as needed.

BNY Mellon has agreed to waive certain fees under the administration, accounting and investor services agreement as follows: for the first two months of operations of the Fund, BNY Mellon will waive 100% of its minimum monthly fee (excluding out-of-pocket costs) to the extent these fees are applicable. Thereafter, BNY Mellon’s minimum monthly fees shall be charged as follows: during the third calendar month of operations, the Fund will be charged and pay 10% per month of the minimum fee rate; 20% during the fourth month; 30% during the fifth month; 40% during the sixth month; 50% during the seventh month; 60% during the eighth month; 70% during the ninth month; 80% during the tenth month; 90% during the eleventh month; and 100% during the twelfth month and each month thereafter. The greater of the adjusted monthly minimum fee or the corresponding asset based fee will be accrued on a monthly basis.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

6.	Share Capital and Net Asset Value

Capital share transactions for outstanding Shares in the Fund as of March 31, 2012 are summarized as follows:

	Outstanding Shares April 1, 2011	Subscriptions	Reinvestment	Redemptions	Outstanding Shares March 31, 2012	Net Asset Value Per Share
Fund	55,096.595	228,173.387	2,065.869	(53,550.159)	231,785.692	$955.33

7.	Loan Payable

Effective June 24, 2011, the Fund entered into a one year, $20,000,000 committed, secured revolving line of credit with The Bank of New York Mellon. The interest rate on the borrowing is the higher of (a) 1.50% above the Overnight LIBOR Rate (b) 1.50% above the Federal Funds Rate, or (c) 1.5% above the one-month LIBOR Rate in each case as in effect from time to time. There is a commitment fee payable by the Fund, calculated at 35 basis points per annum of the line of credit not utilized. For the year ended March 31, 2012, the Fund did not borrow under this secured revolving line of credit.

8.	Investments

As of March 31, 2012, the Fund had investments in Investment Funds, none of which were related parties.

Aggregate purchases and proceeds from sales of investments for the year ended March 31, 2012 amounted to $201,332,738 and $17,020,763, respectively.

The agreements related to investments in Investment Funds provide for compensation to the general partners/managers in the form of management fees of 0.00% to 3.00% (per annum) of net assets and incentive fees or allocations ranging from 15.00% to 30.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

9.	Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required. The Fund also has a September 30 tax year-end.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

9.	Taxes (continued)

The Fund will file income tax returns in the U.S. federal jurisdiction and applicable states. The Adviser will analyze the Fund’s tax positions, and will determine if a tax provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for the current tax year will be subject to examination by the Internal Revenue Service and state departments of revenue. The Fund will recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2012, the Fund did not incur any interest or penalties.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1’s for the year ended December 31, 2011; therefore, the tax basis of investments for 2011 will not be finalized by the Fund until after the fiscal year end. Since the Fund has a September 30 tax year end, there are no identified differences between the book and tax basis of accounting for the year ended March 31, 2012.

At September 30, 2011, there was a reclassification from ordinary income into paid in capital for the net operating loss of $1,238,715. The tax character of distributions at March 31, 2012 is ordinary income of $1,541,824 and long-term capital gains of $936,032. The tax character of the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund’s tax year ending September 30, 2012.

10.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, equity swaps, distressed investing, merger arbitrage and convertible arbitrage. The Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments.

11.	Indemnification

In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, the Fund believes that the likelihood of such an event is remote.

O’Connor Fund of Funds: Multi-Strategy

Notes to Financial Statements (continued)

March 31, 2012

12.	Subsequent Events

As of March 31, 2012, the Fund had $25,174,542 of redemptions payable. Subsequent to March 31, 2012, the Fund paid the full amount of redemptions payable.

O’Connor Fund of Funds: Multi-Strategy

Schedule of Portfolio Investments

March 31, 2012

Investment Fund	Cost	Fair Value	% of Net Assets	Realized and Unrealized Gain/(Loss) from Investments	Initial Acquisition Date	Liquidity (a)	First Available Redemption (b)	Dollar Amount of Fair Value for First Available Redemption (b)
Credit
Chatham Asset Partners High Yield Fund LP	$4,500,000	$4,254,905	1.92	$(245,095)	4/1/2011	Quarterly
Global Credit Advisers, LLC	4,500,000	4,649,584	2.10	149,584	4/1/2011	Quarterly
Magnetar Constellation Fund, Ltd.	9,250,000	9,504,375	4.29	254,375	4/1/2011	Quarterly
Mariner - Tricadia Credit Strategies, Ltd.	6,400,000	6,312,872	2.85	(87,128)	7/1/2011	Quarterly

Credit Subtotal	$24,650,000	$24,721,736	11.16%	$71,736

Equity Hedged
Anthion Offshore Fund, Ltd.	5,100,000	4,306,961	1.95	(793,039)	4/1/2011	Quarterly
Atlas Institutional Fund, Ltd	11,750,000	11,255,537	5.09	(494,463)	5/1/2011	Quarterly
Glenview Institutional Partners, L.P.	3,600,000	3,359,178	1.52	(240,822)	4/1/2011	Quarterly
JHL Capital Group Fund Ltd.	3,001,433	2,884,909	1.30	(240,791)	4/1/2011	Quarterly
Moore Emerging Equity Long/Short Fund Ltd	5,100,000	4,555,985	2.06	(544,015)	4/1/2011	Monthly
Perceptive Life Sciences Qualified Fund, L.P.	4,600,000	4,632,345	2.09	32,345	4/1/2011	Quarterly
Plural Partners Master Fund, LLC	4,500,000	4,325,792	1.95	(174,208)	6/1/2011	Annually
Soroban Cayman Fund Ltd	5,500,000	6,341,434	2.86	841,434	4/1/2011	Quarterly
Turiya Fund LP	5,600,000	5,876,475	2.65	276,475	4/1/2011	Quarterly
West Face Long Term Opportunities (USA) Limited Partnership	5,600,000	5,356,704	2.42	(243,296)	4/1/2011	Quarterly

Equity Hedged Subtotal	$54,351,433	$52,895,320	23.89%	$(1,580,380)
Multi-Strategy
Millennium International Ltd.	14,750,000	15,527,786	7.01	777,786	4/1/2011	Quarterly
Scoggin Capital Management II LLC	3,373,930	3,208,156	1.45	(275,236)	4/1/2011	Quarterly

Multi-Strategy Subtotal	$18,123,930	$18,735,942	8.46%	$502,550
Relative Value
Field Street Partners, LP	9,100,000	9,615,927	4.34	515,927	4/1/2011	Monthly
Kamunting Street, L.P.	3,600,000	3,490,578	1.58	(109,422)	4/1/2011	Quarterly
OxAM Quant Fund Limited	6,750,000	7,581,956	3.42	831,956	6/1/2011	Monthly
Providence MBS Fund, LP	5,600,000	6,510,251	2.94	910,251	4/1/2011	Quarterly

Relative Value Subtotal	$25,050,000	$27,198,712	12.28%	$2,148,712
Trading
Blue Trend Fund Limited	2,500,000	2,383,489	1.08	(116,511)	7/1/2011	Monthly
D.E. Shaw Oculus International Fund	12,000,000	13,138,548	5.93	1,138,548	7/1/2011	Quarterly
Dymon Asia Macro Fund	9,000,000	8,821,879	3.98	(178,121)	10/1/2011	Monthly
Stratus Feeder Limited	14,932,500	14,712,026	6.65	(287,974)	1/1/2012	Monthly
WCG Offshore Fund, Ltd	6,620,000	6,259,914	2.83	(360,086)	9/1/2011	Anniversary
Whiteside Energy Offshore, Ltd.	11,500,000	11,338,523	5.12	(161,477)	10/1/2011	Monthly

Trading Subtotal	$56,552,500	$56,654,379	25.59%	$34,379
Other
AQR Risk Balanced Reinsurance Fund Ltd.	4,200,000	4,312,491	1.95	112,491	1/1/2012	Semi-Annual	2/28/2013	4,312,491

Other Subtotal	$4,200,000	$4,312,491	1.95%	$112,491
Redeemed Investment Funds	—	—	—	(1,082,883)

Total	$182,927,863	$184,518,580	83.33%	$206,605

(a)	Available frequency of redemptions after the initial lock-up period, if any. Different tranches may have varying liquidity terms.
(b)	Investment Funds with no dates or amounts are available to be redeemed with no restrictions, as of the measurement date.

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Schedule of Portfolio Investments (continued)

March 31, 2012

Complete information about the Investment Funds’ underlying investments is not readily available.

The following is a summary of the inputs used in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing the Fund’s investments are not necessarily an indication of the risk associated with investing in those investments. The Fund’s valuation procedures require evaluation of all relevant factors available at the time the Fund values its portfolio. These relevant factors include the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity.

The Fund’s investments are categorized in three levels as disclosed below. Level 1 discloses the amount of investments where the values of those investments are based upon quoted prices in active markets for identical securities. Level 2 discloses the amount of investments where the Fund has the ability to redeem at net asset value as of the March 31, 2012 measurement date, or within one year of the measurement date. Level 3 discloses the amount of investments where the Fund does not have the ability to redeem at net asset value within one year of the March 31, 2012 measurement date. There were no transfers between Level 1 and Level 2 during the year ended March 31, 2012.

	ASSETS TABLE
Description	Total Fair Value at March 31, 2012	Level 1	Level 2	Level 3
Credit	$24,721,736	$—	$24,721,736	$—
Equity Hedged	52,895,320	—	52,895,320	—
Multi-Strategy	18,735,942	—	18,735,942	—
Relative Value	27,198,712	—	27,198,712	—
Trading	56,654,379	—	56,654,379	—
Other	4,312,491	—	—	4,312,491
Total Assets	$184,518,580	$—	$180,206,089	$4,312,491

The preceding notes are an integral part of these financial statements.

O’Connor Fund of Funds: Multi-Strategy

Schedule of Portfolio Investments (continued)

March 31, 2012

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Description	Balance as of March 31, 2011	Realized gain / (loss)	Change in unrealized appreciation / depreciation	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2012
Other	$—	$—	$112,491	$4,200,000	$—	$—	$—	$4,312,491
Total	$—	$—	$112,491	$4,200,000	$—	$—	$—	$4,312,491

Net change in unrealized appreciation/depreciation on Level 3 assets still held as of March 31, 2012 is $112,491.

The preceding notes are an integral part of these financial statements.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 212-821-6053.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $35,000 for 2011 and $70,000 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $28,700 for 2012.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $24,000 for 2012.

All Other Fees

(d	)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)		Disclose the audit committee’s pre-approval policies and procedures described in paragraph (e)(1) The registrant’s audit committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)		There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

(f	)	Not applicable.

(g	)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,615,080 through March 31, 2012 and $1,183,000 for 2011.

(h	)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

UBS Alternative & Quantitative Investments LLC

Proxy-Voting Policies and Procedures

A. Introduction

UBS Alternative & Quantitative Investments LLC (“UBSAQ”) votes proxies for each fund (each a “Fund,” collectively, the “Funds”) for which it acts as the Adviser and as such, has adopted these Proxy-Voting Policies and Procedures (these “Policies and Procedures”). The Funds are funds of funds that invest primarily in unregistered investment vehicles (“Investment Funds”) which have investors other than the Fund. Generally, each of the Funds may invest a majority of its assets in non-voting securities of Investment Funds. The Investment Funds typically do not submit matters to investors for vote; however, should a matter be submitted for vote and provided the Fund holds voting interests in the Investment Fund, the Adviser will vote proxies in what it views to be in the best interest of the Fund and in accordance with these Policies and Procedures. The Board of Directors (the “Board”) of the Funds has adopted these Policies and Procedures as the Funds’. The Adviser will notify the Board of any changes to the Adviser’s Policies and Procedures.

B. Fiduciary Duty

Proxy-voting is an integral part of the Adviser’s investment management process. The Adviser is under a fiduciary duty to act in the best interest of the Fund(s) and to vote in a manner it believes to be consistent with efforts to maximize shareholder value. This authority carries with it a responsibility on the Adviser’s part to analyze the issues connected with the votes and to evaluate the probable impact of its vote on the value of the investment.

C. Voting Procedures

Generally speaking, where the Adviser holds voting rights, it will vote consistent with management’s recommendations on routine matters, absent a particular reason to the contrary. Non-routine matters will be voted on a case-by-case basis taking into consideration the best interests of the Fund(s) and the maximization of shareholder value.

D. Conflicts of Interest

Any circumstance or relationship which would compromise a portfolio manager’s objectivity in voting proxies in the best interest of the Fund(s) would constitute a conflict of interest. In such situations, the Adviser will address any material conflicts before voting proxies on behalf of the Fund(s). As a matter of policy, the Adviser will presume the existence of a conflict of interest for proxy-voting purposes in situations where:

•	A current investor of the Adviser is affiliated with an Investment Fund soliciting proxies or has communicated its view to the Adviser on an impending proxy vote;

•	The portfolio manager responsible for proxy-voting has identified a personal interest in the Investment Fund soliciting proxies or in the outcome of a shareholder vote;

•

Members of the portfolio management team, including the portfolio manager responsible for proxy-voting, and/or members of senior management, have a personal interest through investment in the Investment Fund soliciting proxies;

•

Members of the Investment Fund or a third party with an interest in the outcome of a shareholder vote have attempted to influence either the Adviser or the portfolio manager responsible for voting a proxy.

Employees of the Adviser should be aware of the potential for conflicts of interest that may result, on the part of the Adviser, from employees’ personal relationships or special circumstances that may result as part of the Adviser’s normal course of business. Employees who become aware of any such conflicts of interest are under obligation to bring them to the attention of the Chief Compliance Officer or Legal who will work with appropriate personnel of the Adviser to determine the materiality of the conflict.

Addressing Material Conflicts of Interest. A conflict of interest will be considered material to the extent it is determined that such conflict has the potential to influence the Adviser’s decision-making in the proxy-voting process and the determination will be based on an assessment of the particular facts and circumstances.

If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict. The Adviser shall maintain a written record of all conflicts of interest identified, the materiality determination, and the method used to resolve the material conflict of interest.

If it is determined that a conflict of interest is material, the Adviser’s Chief Compliance Officer or Legal will work with appropriate personnel of the Adviser to determine a resolution before voting proxies affected by such conflict of interest. Resolutions may include:

•	Disclosing the conflict and obtaining consent before voting (which consent in the case of the Fund(s) may be obtained from the Fund’s board of directors);

•	Engaging another party on behalf of the Fund(s) to vote the proxy on its behalf;

•	Engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

•	Such other method as is deemed appropriate under the circumstances given the nature of the conflict.

E. Annual Filing of Proxy Voting Record

The Adviser will file an annual report of each proxy voted with respect to the Fund(s) during the preceding twelve-month period ended June 30 on Form N-PX, no later than August 31st of the then year.

F. Proxy-Voting Disclosures

Where the Funds hold voting rights, the Funds shall include in their Form N-CSR (Certified Shareholder Report) : (i) a description of these Policies and Procedures; (ii) a statement that a description of these Policies and Procedures is available without charge, upon request by taking the specified action; and (iii) a statement that information regarding how the Adviser voted proxies relating to the Funds during the most recent 12-month period, is available upon request, without charge by taking the specified action.

G. Control Process

To ensure compliance with these Policies and Procedures, at the time of a fund’s investment in an Investment Fund, the subscription document will be reviewed to ensure that voting rights have been waived, as is current practice. In the event a fund does not waive voting rights, the Adviser will adhere to these Policies and Procedures.

H. Record-Keeping

The Adviser shall maintain the following records relating to proxy-voting in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years on-site:

•	A copy of the Adviser’s current Proxy-Voting Policies and Procedures;

•	A record of each vote cast by the Adviser on behalf of the Fund(s);

•	A copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	A copy of any document relating to the identification and resolution of conflicts of interest;

•	A copy of any document created by the Adviser that was material to a proxy -voting decision or that memorialized the basis for that decision; and

•

A copy of each written investor request for information on how the Adviser voted proxies on behalf of the Fund(s), and a copy of any written response from the Adviser to any (written or oral) investor request for information on how the Adviser voted proxies on behalf of the Fund(s).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

O’CONNOR FUND OF FUNDS: MULTI-STRATEGY

PORTFOLIO MANAGER DISCLOSURE

The Fund is managed by a portfolio management team that is responsible for the day-to-day management of the Fund’s portfolio. The members of the portfolio management team are Bruce Almicke, Americo Nardis and Norman E. Sienko, Jr. (each, a “Portfolio Manager” and together, the “Portfolio Managers”). The portfolio management team is responsible for the selection and allocation of the Fund’s investments.

Mr. Amlicke has served as a Portfolio Manager of the Fund since its inception. He is a Managing Director and the Co-Chief Investment Officer and Head of the Adviser’s Alternative Investment Solutions group. Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP. Prior to that, Mr. Amlicke was Chief Investment Officer of the O’Connor Multi-Manager Program, which became the Adviser in March 2004, from 2003 to 2004. Mr. Nardis has been a Portfolio Manager of the Fund since its inception. He is a Managing Director and the Co-Chief Investment Officer of the Adviser’s Alternative Investment Solutions group. From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity. Mr. Sienko has served as a Portfolio Manager of the Fund since inception. He served as head of UBS Alternative Investments US’ portfolio management group from 1998 to 2010, prior to joining the Adviser. He is also currently an Executive Director and a Senior Investment Officer of the Adviser.

The Fund’s Portfolio Managers manage multiple accounts for the Adviser, including registered closed-end funds and private domestic and offshore pooled investment vehicles.

Potential conflicts of interest may arise because of the Portfolio Managers’ management of the Fund and other accounts. For example, conflicts of interest may arise with the allocation of investment transactions and allocation of limited investment opportunities. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, a Portfolio Manager could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. The Portfolio Managers may be perceived to have a conflict of interest if there are a large number of other accounts, in addition to the Fund, that they are managing on behalf of the Adviser. In addition, each Portfolio Manager could be viewed as having a conflict of interest to the extent that one or more Portfolio Managers have an investment in accounts other than the Fund. A potential conflict of interest may also arise if the Adviser receives a performance-based advisory fee from one account but not another because a Portfolio Manager may favor the account subject to the performance fee, whether or not the performance of that account directly determines the Portfolio Manager’s compensation. The Adviser periodically reviews the Portfolio Managers’ overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts may have investment objectives, strategies and risks that differ from those of the Fund. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

The Adviser’s goal is to provide high quality investment services to all of its clients, while meeting its fiduciary obligation to treat all clients fairly. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with Fund guidelines. Furthermore, senior investment and business personnel at the Adviser periodically review the performance of the Portfolio Managers.

The Portfolio Managers’ compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Adviser or its affiliates and not by the Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of UBS AG, the parent company of the Adviser, subject to certain vesting periods. The amount of a Portfolio Manager’s discretionary bonus, and the portion to be paid in shares or stock options of UBS AG, is determined by senior officers of the Adviser. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the

Adviser; the overall performance of UBS AG; the profitability to the Adviser derived from the management of the Fund and the other accounts managed by the Adviser; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the Portfolio Manager to assisting in managing the Adviser; participation by the Portfolio Manager in training of personnel; and support by the Portfolio Manager generally to colleagues. The bonus is not based on a precise formula, benchmark or other metric.

The following table lists the number and types of other accounts advised by the Fund’s Portfolio Managers and approximate assets under management in those accounts as of March 31, 2012.

As of March 31, 2012	REGISTERED INVESTMENT COMPANIES		POOLED ACCOUNTS		OTHER ACCOUNTS
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
NORMAN E. SIENKO JR.	6(1)	$1,136,549,411	5(2)	$281,694,681	0	N/A
BRUCE AMLICKE	0	N/A	57(3)	$20,280,695,543	10(4)	$4,959,319,315
AMERICO NARDIS	0	N/A	57(3)	$20,280,695,543	10(4)	$4,959,319,315

(1)	3 accounts with total assets of approximately $437,359,694 charge performance-based advisory fees.

(2)	3 accounts with total assets of approximately $112,313,545 charge performance-based advisory fees.

(3)	45 accounts with total assets of approximately $19,264,497,164 charge performance-based advisory fees.

(4)	1 account with total assets of approximately $109,351,939 charges a performance-based advisory fee.

None of the Fund’s Portfolio Managers beneficially owns any shares of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics – See Item 2

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                               O’Connor Fund of Funds: Multi-Strategy

By (Signature and Title)*        /s/ William Ferri

William Ferri, Principal Executive Officer

Date                                           May 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ William Ferri

William Ferri, Principal Executive Officer

Date                                           May 23, 2012

By (Signature and Title)*        /s/ Nicholas Vagra

Nicholas Vagra, Principal Accounting Officer

Date                                           May 23, 2012

*	Print the name and title of each signing officer under his or her signature.